UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2011 (June 8, 2011)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2011, EH Holding Corporation (“EHHC”), a wholly-owned subsidiary of EchoStar Corporation (NASDAQ: “SATS”) (“EchoStar”), together with certain subsidiaries of EHHC (the “Guarantors”), including Hughes Communications, Inc. (“Hughes”) and certain of its subsidiaries (together with Hughes, the “Supplemental Guarantors”) that became subsidiaries of EHHC upon the closing of the Merger (as defined in Item 2.01 below), entered into a security agreement (the “Security Agreement”) with Wells Fargo Bank, National Association, as collateral agent, relating to EHHC’s $1.1 billion aggregate principal amount of its 6½% Senior Secured Notes due 2019 (the “Secured Notes”) issued on June 1, 2011.  Pursuant to the Security Agreement, the Secured Notes are secured equally and ratably by security interests in substantially all existing and future tangible and intangible assets of EHHC and the Guarantors on a first priority basis, subject to certain exceptions.

In addition, on June 8, 2011, EHHC and the Guarantors, including the Supplemental Guarantors, and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and collateral agent, entered into a supplemental indenture (the “Secured Supplemental Indenture”) to the Indenture (the “Secured Indenture”), dated as of June 1, 2011, among EHHC, the initial guarantors named on the signature pages thereto (the “Initial Guarantors”) and the Trustee and collateral agent, relating to the Secured Notes.  On the same date, EHHC and the Guarantors, including the Supplemental Guarantors, and the Trustee also entered into a supplemental indenture (the “Unsecured Supplemental Indenture” and, together with the Secured Supplemental Indenture, the “Supplemental Indentures”) to the Indenture (the “Unsecured Indenture” and, together with the Secured Indenture, the “Indentures”), dated as of June 1, 2011, among EHHC, the Initial Guarantors and the Trustee, relating to EHHC’s $900 million aggregate principal amount of its 7 5/8% Senior Notes due 2021 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”).  Pursuant to the Supplemental Indentures, the Supplemental Guarantors became additional guarantors of the Notes under the Indentures.

On June 8, 2011, in connection with the closing of the Merger, the gross proceeds from the offering of the Notes were released from escrow and used to fund a portion of the purchase price and related fees and expenses for the Merger as well as the repayment or redemption of certain outstanding indebtedness of Hughes and its subsidiary Hughes Network Systems, LLC (“HNS”).

Copies of the Security Agreement, the Secured Supplemental Indenture and the Unsecured Supplemental Indenture are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.  The description set forth above is qualified in its entirety by the Security Agreement, the Secured Supplemental Indenture and the Unsecured Supplemental Indenture filed herewith as exhibits.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On June 8, 2011, EchoStar completed its previously announced acquisition of Hughes, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 13, 2011, by and among Hughes, EchoStar, EchoStar Satellite Services L.L.C., a Colorado limited liability company, and Broadband Acquisition Corporation, a Delaware corporation (“Merger Sub”).  Pursuant to the Merger Agreement, Merger Sub merged with and into Hughes (the “Merger”), with Hughes continuing as the surviving entity.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share (“Common Stock”), of Hughes (other than any Common Stock held in the treasury of Hughes and any Common Stock owned, directly or indirectly, by EchoStar or Merger Sub immediately prior to the effective time of the Merger) was converted into the right to receive $60.70 in cash (without interest) and cancelled.  Additionally, substantially all of the outstanding debt of Hughes and HNS (including the 9½% Senior Notes due 2014 issued by HNS) was repaid.

Upon the closing of the Merger, Hughes became an indirect wholly-owned subsidiary of EchoStar, and the Common Stock, which traded under the symbol “HUGH”, is being delisted from the NASDAQ Global Select Market.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to Hughes’ Current Report on Form 8-K filed on February 15, 2011 and is incorporated herein by reference.

See Press Release, dated June 8, 2011, “EchoStar Corporation Completes Hughes Communications, Inc. Acquisition,” attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Hughes as of December 31, 2010 and 2009 and the audited consolidated statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 2010, and the notes thereto, are attached hereto as Exhibit 99.2.

The unaudited condensed consolidated financial statements of Hughes as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, including the notes thereto, are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith.  To the extent such information is required by this item, it will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

Exhibit No.	Description
Exhibit 2.1

Agreement and Plan of Merger, dated as of February 13, 2011, by and among Hughes Communications, Inc., EchoStar Corporation, Broadband Acquisition Corporation and EchoStar Satellite Services L.L.C. (incorporated herein by reference to Hughes’ Current Report on Form 8-K, filed on February 15, 2011).

Exhibit 4.1	Security Agreement, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as collateral agent.

Exhibit 4.2	Supplemental Indenture, relating to the Secured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee and collateral agent.

Exhibit 4.3	Supplemental Indenture, relating to the Unsecured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee.

Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1	Press Release dated June 8, 2011

Exhibit 99.2

Audited consolidated balance sheets of Hughes Communications, Inc. as of December 31, 2010 and 2009 and audited consolidated statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 2010.

Exhibit 99.3	Unaudited condensed consolidated financial statements of Hughes Communications, Inc. as of March 31, 2011 and for the three months ended March 31, 2011 and 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECHOSTAR CORPORATION

By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

Dated:   June 9, 2011

EXHIBIT INDEX

Number	Description

2.1

Agreement and Plan of Merger, dated as of February 13, 2011, by and among Hughes Communications, Inc., EchoStar Corporation, Broadband Acquisition Corporation and EchoStar Satellite Services L.L.C. (incorporated herein by reference to Hughes’ Current Report on Form 8-K, filed on February 15, 2011).

4.1	Security Agreement, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as collateral agent.
4.2	Supplemental Indenture, relating to the Secured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee and collateral agent.
4.3	Supplemental Indenture, relating to the Unsecured Notes, dated as of June 8, 2011, among EHHC, the Guarantors and Wells Fargo Bank, National Association, as trustee.
23.1	Consent of Deloitte & Touche LLP
99.1	Press Release dated June 8, 2011
99.2

Audited consolidated balance sheets of Hughes Communications, Inc. as of December 31, 2010 and 2009 and audited consolidated statements of operations, changes in equity and cash flows for each of the three years in the period ended December 31, 2010.

99.3	Unaudited condensed consolidated financial statements of Hughes Communications, Inc. as of March 31, 2011 and for the three months ended March 31, 2011 and 2010.